                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.     SH CAPITAL PARTNERS, L.P.

       Item                                        Information

Name:                                   SH CAPITAL PARTNERS, L.P.

Address:                                950 Third Avenue, 26th Floor, New York, NY 10022

Designated Filer:                       Stone House Capital Management, LLC

Date of Event Requiring Statement       November 18, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       USA TRUCK, INC. [USAK]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      Stone House Capital Management, LLC
                                        Its:     General Partner

                                        By:      /s/ Mark Cohen
                                                 _______________________________
                                        Name:    Mark Cohen
                                        Title:   Managing Member
                                        Date:    November 20, 2013

2.     MARK COHEN

       Item                                        Information

Name:                                   MARK COHEN

Address:                                950 Third Avenue, 26th Floor, New York, NY 10022

Designated Filer:                       Stone House Capital Management, LLC

Date of Event Requiring Statement       November 18, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       USA TRUCK, INC. [USAK]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        /s/ Mark Cohen
                                        ________________________________________
                                        Date:    November 20, 2013